Exhibit 99.1

Aeva Reports Fourth Quarter and Full Year 2022 Results

Selected by top-10 global OEM for vehicle development

Progressing on a growing number of vehicle programs to advanced / RFQ stage

Completed core development of LiDAR on chip perception platform for industrial automation

MOUNTAIN VIEW, Calif., Mar. 22, 2023 – Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced its fourth quarter and full year 2022 results.

Key Company Highlights

•
Successful launch of Aeries II, with shipments to 40+ customers in 2022
•
Selected by a top-10 global OEM for development program, which defines specifications for production vehicles targeting 2025 start of production
•
Progressing on a growing number of vehicle programs to the advanced or RFQ stage with leading OEMs
•
Completed core development of LiDAR on chip perception platform for existing customers and additional opportunities in industrial automation

“Aeva achieved important commercial milestones in 2022 that are enabling us to further our momentum in 2023,” said Soroush Salehian, Co-Founder and CEO at Aeva. “It has been an exciting start to the year, with the selection by a top-10 global OEM for development towards production and meaningful progress on other customer engagements. Our focus in 2023 is on securing new wins as we continue on our vision of bringing the next generation of perception to the market.”

Fourth Quarter and Full Year 2022 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $323.8 million as of December 31, 2022
•
Revenue
o
Revenue of $0.2 million in Q4 2022, which includes revenue of $4.1 million partially offset by an adjustment of $3.9 million for an existing customer‘s contract modification. This compares to revenue of $2.9 million in Q4 2021
o
Revenue of $4.2 million for full year 2022, which includes revenue of $8.1 million partially offset by an adjustment of $3.9 million for an existing customer‘s contract modification. This compares to revenue of $9.3 million for full year 2021
•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $44.4 million in Q4 2022, compared to GAAP operating loss of $31.9 million in Q4 2021
o
GAAP operating loss of $152.0 million for full year 2022, compared to GAAP operating loss of $104.2 million for full year 2021
o
Non-GAAP operating loss of $38.5 million in Q4 2022, compared to non-GAAP operating loss of $25.7 million in Q4 2021

o
Non-GAAP operating loss of $127.7 million for full year 2022, compared to non-GAAP operating loss of $81.9 million for full year 2021
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $0.20 in Q4 2022, compared to GAAP net loss per share of $0.15 in Q4 2021
o
GAAP net loss per share of $0.68 for full year 2022, compared to GAAP net loss per share of $0.51 for full year 2021
o
Non-GAAP net loss per share of $0.17 in Q4 2022, compared to non-GAAP net loss per share of $0.12 in Q4 2021
o
Non-GAAP net loss per share of $0.57 for full year 2022, compared to non-GAAP net loss per share of $0.41 for full year 2021
•
Shares Outstanding
o
Weighted average shares outstanding of 218.4 million in Q4 2022 and 217.3 million for full year 2022

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release. Aeva believes that such non-GAAP measures are useful as supplemental measures of Aeva’s performance.

Conference Call Details

The company will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, March 22, 2023. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR® sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on Twitter or LinkedIn.

Aeva, the Aeva logo, 4D LiDAR, Aeries, Ultra Resolution, 4D Perception, and 4D Localization are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance for the fourth quarter and full year of 2022 and business objectives for 2023, along with our expectations with respect to our orders, product shipments, manufacturing plans and engagement with other customers. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products and (v) other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Form 10-Q and Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands)

	December 31, 2022	December 31, 2021

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$67,420	$66,810
Marketable securities	256,392	378,200
Accounts receivable	2,887	2,341
Inventories	2,951	2,063
Other current assets	5,473	9,070
Total current assets	335,123	458,484
Operating lease right-of-use assets	7,402	10,284
Property, plant and equipment, net	9,720	5,136
Intangible assets, net	3,525	4,425
Other noncurrent assets	862	859
TOTAL ASSETS	$356,632	$479,188
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,182	$4,386
Accrued liabilities	9,063	4,110
Accrued employee costs	4,721	2,196
Lease liability, current portion	2,667	2,872
Other current liabilities	194	733
Total current liabilities	21,827	14,297
Lease liability, noncurrent portion	4,789	7,455
Warrant liability	90	1,060
TOTAL LIABILITIES	26,706	22,812
STOCKHOLDERS’ EQUITY:
Common stock	22	21
Additional paid-in capital	643,756	619,841
Accumulated other comprehensive loss	(3,585)	(524)
Accumulated deficit	(310,267)	(162,962)
TOTAL STOCKHOLDERS’ EQUITY	329,926	456,376
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$356,632	$479,188

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$188	$2,873	$4,192	$9,265
Cost of revenue (1)	3,316	1,930	8,447	5,833
Gross profit (loss)	(3,128)	943	(4,255)	3,432
Operating expenses:
Research and development expenses (1)	32,211	23,749	109,587	74,768
General and administrative expenses (1)	7,428	6,766	31,070	28,407
Selling and marketing expenses (1)	1,628	2,364	7,043	4,443
Total operating expenses	41,267	32,879	147,700	107,618
Operating loss	(44,395)	(31,936)	(151,955)	(104,186)
Interest income	1,674	144	3,707	372
Other income, net	47	50	943	1,936
Net loss before income taxes	(42,674)	(31,742)	(147,305)	(101,878)
Income tax provision	—	—	—	—
Net loss	$(42,674)	$(31,742)	$(147,305)	$(101,878)
Net loss per share, basic and diluted	$(0.20)	$(0.15)	$(0.68)	$(0.51)
Shares used in computing net loss per share, basic and diluted	218,407,208	214,344,240	217,307,896	200,849,663

(1) Includes stock-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenue	$423	$480	$1,161	$1,483
Research and development expenses	4,045	4,130	17,197	12,754
General and administrative expenses	1,205	1,420	4,972	7,629
Selling and marketing expenses	216	162	917	371
Total stock-based compensation expense	$5,889	$6,192	$24,247	$22,237

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(147,305)	$(101,878)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,265	1,147
Loss on write down of fixed assets	—	52
Change in fair value of warrant liability	(970)	(1,954)
Stock-based compensation	24,247	22,237
Impairment of inventories	1,664	—
Amortization of right-of-use assets	2,882	1,901
Realized loss on available-for-sale securities	29	—
Amortization of premium on available-for-sale securities	389	1,498
Changes in operating assets and liabilities:
Accounts receivable	(546)	(2,200)
Inventories	(2,552)	(844)
Other current assets	3,634	(7,285)
Other noncurrent assets	(3)	(795)
Accounts payable	1,287	2,667
Accrued liabilities	4,953	3,202
Accrued employee costs	2,525	1,474
Lease liability	(2,871)	(1,785)
Other current liabilities	(539)	458
Net cash used in operating activities	(109,911)	(82,105)
Cash flows from investing activities:
Purchase of property, plant and equipment	(7,439)	(3,850)
Purchase of available-for-sale securities	(210,197)	(571,925)
Proceeds from sale of available-for-sale securities	—	20,123
Proceeds from maturities of available-for-sale securities	328,526	171,580
Purchase of intangible assets	—	(4,500)
Net cash provided by (used in) investing activities	110,890	(388,572)
Cash flows from financing activities:
Proceeds from business combination and private offering	—	560,777
Transaction costs related to business combination and private offering	—	(47,487)
Payments of taxes withheld on net settled vesting of restricted stock units	(720)	(1,338)
Proceeds from exercise of warrants	1	—
Proceeds from exercise of stock options	350	911
Net cash provided by (used in) financing activities	(369)	512,863
Net increase in cash and cash equivalents	610	42,186
Beginning cash and cash equivalents	66,810	24,624
Ending cash and cash equivalents	$67,420	$66,810

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

GAAP operating loss	$(44,395)	$(31,936)	$(151,955)	$(104,186)
Stock-based compensation	5,889	6,192	24,247	22,237
Non-GAAP operating loss	$(38,506)	$(25,744)	$(127,708)	$(81,949)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

GAAP net loss	$(42,674)	$(31,742)	$(147,305)	$(101,878)
Stock-based compensation	5,889	6,192	24,247	22,237
Change in fair value of warrant liability	(48)	(50)	(970)	(1,954)
Non-GAAP net loss	$(36,833)	$(25,600)	$(124,028)	$(81,595)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Shares used in computing GAAP net loss per share:
Basic and diluted	218,407,208	214,344,240	217,307,896	200,849,663
GAAP net loss per share
Basic and diluted	$(0.20)	$(0.15)	$(0.68)	$(0.51)
Stock-based compensation	0.03	0.03	0.11	0.11
Change in fair value of warrant liability	(0.00)	(0.00)	(0.00)	(0.01)
Non-GAAP net loss per share
Basic and diluted	$(0.17)	$(0.12)	$(0.57)	$(0.41)